UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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CASCADE BANCORP
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Important Notice Regarding the Availability of Proxy Materials for the
Cascade Bancorp 2008 Annual Meeting of Stockholders to be held on April 28, 2008.

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request printed copies. The items to be voted on and directions to the annual meeting are provided on the reverse side ofthis notice. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The annual report and proxy statement are available at www.proxyvote.com.

To request material:             Internet: www.proxyvote.com             Telephone: 1-800-579-1639             **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

1100 NW WALL STREET P.O. BOX 369 BEND, OR 97701	CASCADE BANCORP
Vote In Person
Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location The Meeting for shareholders as of 2/29/08 is to be held on 4/28/08 at 5:30 PM PDT at: BEND GOLF & COUNTRY CLUB 61045 COUNTRY CLUB DRIVE BEND, OR 97701

From the North:

If approaching the city of Bend from the North or Northwest, take the parkway south though the city of Bend. Take the last exit from the parkway, before it returns to Hwy 97 So. This will be a left exit from the parkway at "Hwy 97 Business" exit. It will take you off the parkway and you will be going North on 3rd sl. (Business Hwy. 97) The first signal is Murphy Rd. Tum right (east) and continue 3 blocks to Country Club Dr. Tum right and we are located on the right side of the street across from the fire station.

From the South:

Traveling north on Hwy 97. Do not get on the parkway. Take the Business 97 exit onto 3rd SI. Continue to the stop light at Murphy Rd. Tum right (east) and continue 3 blocks to Country Club Dr. Turn right and the building is located on the right side of the street across from the fire station.

Voting items

1.	ELECTION OF 9 DIRECTORS
Nominees:
01)	Gary L. Hoffman	06)	Jerol E. Andres
02)	Patricia L. Moss	07)	Henry H. Hewitt
03)	Thomas M. Wells	08)	Judith A. Johansen
04)	Ryan R. Patrick	09)	Clarence Jones
05)	James E. Petersen

The Board of Directors recommend a vote "FOR" all nominees listed above.

2.	TO APPROVE THE COMPANY'S 2008 PERFORMANCE INCENTIVE PLAN. (Directors recommend a vote "FOR" this proposal)

3.	APPROVAL TO RATIFY THE APPOINTMENT OF SYMONDS, EVANS & COMPANY, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2008. (Directors recommend a vote "FOR" this proposal)

4.	To transact such other business as may properly come before the Meeting and at any adjournments or postponements thereof.